EXHIBIT 10.1

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HEADLANDS MORTGAGE                                       SERVICING CERTIFICATE
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

REVOLVING HOME EQUITY LOAN  LIBOR:                             5.68750%  Current Collection Period:      11-1-97 thru 11-30-97
ASSET-BACKED NOTES          Margin:                            0.18000%  P&S Agreement Date:               8/1/97
SERIES 1997-1               Class A  Note Rate:                5.86750%  Original Closing Date:            8/21/97
                            Class S  Note Rate:                1.25000%  Distribution Date:               12/15/97
                            Interest Period  11/17/97 thru        28     Record Date:                     12/14/97
                            12/14/97:
                            Weighted Average Loan Rate:        11.40160% Pool Factor:                    99.1360972%
                            Weighted Average Net Loan Rate:    9.44410%  Investor Floating                97.99967%
                                                                         Allocation %:IFAP
                                                                         Investor Fixed Allocation %:     98.00000%
                            Maximum Rate:                      9.44410%  Beginning Transferor             2.00000%
                                                                         Interest
                            Servicing Fee Rate:                0.50000%  Spread Account Maximum 4%:     7,716,964.41
                            Premium Fee Rate:                  0.20000%  Required                       2,893,861.66
                                                                         Overcollaterialization Amt:
                            Trustee Fee                        0.00750%  Certificateholders             3,859,110.37
                                                                         Subordinated Amt
========================================================================================================================


BALANCES
           Beginning Pool Balance                                                                        192,923,445.22
           Beginning Invested Amount                                                                     189,065,000.00
           Beginning Certificateholders Subordinated Principal Balance                                     4,933,176.41
           Beginning Class A Note Balance -- CUSIP                                                       187,990,933.96
           Beginning Class S (Notional Amount) -- CUSIP                                                  187,990,933.96
           Overcollateralization Amount                                                                    1,633,337.80
           Overcollateralization Loan Amount                                                                       0.00

           Ending Pool Balance                                                                           189,639,690.99
           Ending Invested Amount                                                                        189,065,000.00
           Ending Certificateholders Subordinated Principal Balance                                        5,492,448.17
           Certificateholders Subordinated Balance  (TSA)                                                  3,859,110.37
           Ending Class A Note Balance -- CUSIP                                                          187,431,662.20
           Ending Class S (Notional Amount) --                                                           187,431,662.20

           Additional Balances                                                                             3,229,047.21

           Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                       0
           Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                    0.00
           Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                        0
           Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                     0.00
           Number of all Subsequent Mortgage Loans (Current Date)                                                    70
           Subsequent Mortgage Loan Asset Balance (Current Date)                                           3,284,077.79
           Cumulative Number of all Subsequent Mortgage Loans                                                       225
           Cumulative Subsequent Mortgage Loan Asset Balance                                               8,990,580.75

           Beginning Loan Count                                                                                   5,133
           Ending Loan Count                                                                                      5,045


COLLECTION AMOUNTS
    1      Aggregate of All Mortgage Collections (Gross)                                                   8,067,603.98
    2      Total Mortgage Interest Collections (Gross)                                                     1,554,802.54
           Servicing Fees (current collection period)                                                         80,384.77
           Deferred Interest Transfer  (DI)                                                                  189,268.41
        3a      Mortgage Principal Collections                                                             6,512,801.44
        3b      Insurance Proceeds                                                                                 0.00
        3c      Net Liquidation Proceeds                                                                           0.00
    3      Total Mortgage Principal Collections                                                            6,512,801.44
           Aggregate of Transfer Deposits                                                                          0.00
           Investor Loss Amount                                                                                    0.00
           Aggregate Investor Loss Reduction Amount                                                                0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
           Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                      1,630,407.04
           Investor Principal Collections (zero available until end of funding period)                             0.00
           Certificateholders Interest Collections                                                            33,279.14
           Certificateholders Principal Collections                                                                0.00

DISTRIBUTION AMOUNTS
           Class A Note Interest 5.01 (i)                                                                    857,917.52
           Unpaid Class A Note Interest Shortfall (current cycle) 5.01(i)                                          0.00
           Class S Note Interest 5.01 (ii)                                                                   182,768.96
           Unpaid Class S Note Interest Shortfall (current cycle) 5.01 (ii)                                        0.00
           Investor Loss Amount  5.01(iii)  Distribution to Funding Account during Funding Period                  0.00
           Previous Investor Loss Amount 5.01(iv)                                                                  0.00
           Monthly Insurance Premium 5.01(v)                                                                  29,243.03
           Credit Enhancer Reimbursement 5.01(vi)                                                                  0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                               559,271.76
           Spread Account Deposit 5.01(viii)                                                                       0.00
           Trustee Fee 5.01 (ix)                                                                               1,205.77
           Payment to Servicer per Section 7.03 5.01 (x)                                                           0.00
           Deferred Interest 5.01 (xi)                                                                             0.00
           Remaining Amount to Transferor 5.01 (xii)                                                               0.00
           Total Noteholders Distribution Allocable to Interest                                            1,630,407.04

           Maximum Principal Payment                                                                       6,382,545.41
           Alternative Principal Payment                                                                           0.00
           Guaranteed Principal Distribution Amount (afterTSA= zero)                                               0.00
           Scheduled Principal Collection Payment                                                                  0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                               559,271.76
           Total Noteholders Distribution Allocable to Principal                                             559,271.76

           Certificateholders Interest Collections                                                            33,279.14
           Certificateholders  Interest Collections 5.01 (xii)                                                     0.00
           Certificateholders Principal Collections  Distribution to Funding Account during Funding                0.00
           Period
           Certificateholders Distribution Amount                                                             33,279.14


                      LOSSES/RETRANSFERS
           Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                0.00
           Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                              0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                            0.00

              DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
           Total Class A Note Distribution Amount Allocable to Interest                                       4.5376855
           Total Class S Note Distribution Amount Allocable to Interest                                       0.9666991
           Unpaid Note Interest Shortfall Included in Current Distribution                                    0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                    0.0000000

           Total Class A Noteholders Distribution Amount Allocable to Principal                               2.9580925
           Scheduled Principal Collections Payment                                                            0.0000000
           Accelerated Principal Distribution Amount                                                          2.9580925

           Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                        0.0000000
           Investor Loss Reduction Amounts after Current Distribution (carryover)                             0.0000000

           Total Amount Distributed to Class A Noteholders                                                    7.4957780
           Total Amount Distributed to Class S Noteholders                                                    0.9666991
           Total Amount Distributed to Noteholders                                                            8.4624771

           Credit Enhancement Draw Amount                                                                          0.00

                  DELINQUENCIES/FORECLOSURES
           Number of Mortgages 31 to 60 Days Delinquent                                                              52
           Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                              2,165,848.48
           Number of Mortgages 61 to 90 Days Delinquent                                                               1
           Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 23,508.16
           Number of Mortgages 91 to 180 or more Days Delinquent                                                      1
           Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                        17,058.54
           Number of Mortgages 181 or more Days Delinquent                                                            0
           Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                   0.00
           Number of Mortgage Loans in Foreclosure                                                                    3
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                     167,221.52

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                               0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                   0.00
========================================================================================================================

           Prior Month Ending Balance after Purchase of Subsequent Loans:                                        665.15
           Current Funding Accout Deposits:                                                                3,283,754.25
           Withdrawal for Subsequent Loan Purchase:                                                      (3,284,077.79)
           Funding Account Ending Balance:                                                                       341.61
           Funding Account Earnings:                                                                               2.19
           Funding Period:  From Closing Date thru the earlier of (a) 9/15/98 or (b) commencement of Rapid Amortization Period


           Beginning Spread Account Principal Balance: (total cash available to CapMAC)                      964,620.55
           Spread Account  Deposit (this distribution):                                                            0.00
           Ending Spread Account Principal Balance: (total cash available to CapMAC)                         964,620.55

           Total Spread Account:                                                                           6,457,068.72
           Net Excess Spead:                                                                                     3.249%

           Deferred Interest Deposits:
           Deferred Interest Account Balance:                                                                 15,379.86

           OFFICER'S CERTIFICATE
           All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

           The Attached Servicing Certificate is true and correct in all material respects.

           ----------------------------------------------------

           A Servicing Officer    Debora M. Toso


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HEADLANDS MORTGAGE                                     STATEMENT TO NOTEHOLDERS
================================================================================

REVOLVING HOME EQUITY LOAN  LIBOR:                          5.68750% Current Collection Period:   11-1-97 thru 11-30-97
ASSET-BACKED NOTES          Margin:                         0.18000% P&S Agreement Date:                      8/1/97
SERIES 1997-1               Class A  Note Rate:             5.86750% Original Closing Date:                  8/21/97
                            Class S  Note Rate:             1.25000% Distribution Date:                     12/15/97
                            Interest Period  11/17/97             28 Record Date:                           12/14/97
                            thru 12/14/97:
                            Weighted Average Loan Rate:    11.40160% Investor Floating                     97.99967%
                                                                     Allocation %:
                            Weighted Average Net Loan       9.44410% Investor Fixed Allocation %:          98.00000%
                            Rate:
                            Maximum Rate:                   9.44410% Pool Factor:                        99.1360972%
================================================================================


BALANCES
       Beginning Pool Balance                                                                         192,923,445.22
       Beginning Invested Amount                                                                      189,065,000.00
       Beginning Class A Note Balance  -- CUSIP                                                       187,990,933.96
       Beginning Class S Note Balance (Notional Amount) -- CUSIP                                      187,990,993.96

       Ending Pool Balance                                                                            189,639,690.99
       Ending Invested Amount                                                                         189,065,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,859,110.37
       Ending Class A Note Balance -- CUSIP                                                           187,431,662.20
       Ending Class S Note Balance (Notional Amount) -- CUSIP                                         187,431,662.20

       Additional Balances                                                                              3,229,047.21

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                     70
       Subsequent Mortgage Loan Asset Balance (Current Date)
                                                                                                        3,284,077.79
       Cumulative Number of all Subsequent Mortgage Loans                                                        225
       Cumulative Subsequent Mortgage Loan Asset Balance
                                                                                                        8,990,580.75

       Beginning Loan Count
                                                                                                               5,133
       Ending Loan Count
                                                                                                               5,045

DISTRIBUTION AMOUNTS
       Total Investor Noteholders Distribution Amount
                                                                                                        1,599,958.24

       Class A Note Interest
                                                                                                          857,917.52
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00


       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)          559,271.76
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                           1,417,189.28

       Class S Note Interest                                                                              182,768.96
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             182,768.96

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        4.5376855
       Total Class S Note Distribution Amount Allocable to Interest                                        0.9666991
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       2.9580925
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           2.9580925

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      7.4957780
       Total Amount Distributed to Class S Noteholder                                                      0.9666991
       Total Amount Distributed to Noteholders                                                             8.4624771

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 78,329.56



DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               52
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent
                                                                                                        2,165,848.48
       Number of Mortgages 61 to 90 Days Delinquent                                                                1
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent
                                                                                                           23,508.16
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       1
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent
                                                                                                           17,058.54
       Number of Mortgages 181 or more Days Delinquent                                                             0
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                    0.00
       Number of Mortgage Loans in Foreclosure                                                                     3
       Aggregate Principal Balances of Mortgage Loans in Foreclosure
                                                                                                          167,221.52


       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next                                5.98047%                                        6.16047%
       Distribution                            LIBOR

=====================================================================================================================
       Spread Account Balance:
                                                                                                          964,620.55
       Spread Account Transfer to Collection Account:                                                           0.00
